WISDOMTREE TRUST

WisdomTree International Multifactor Fund (Ticker Symbol: DWMF)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (Ticker Symbol: DNL)

WisdomTree Global High Dividend Fund (Ticker Symbol: DEW)

WisdomTree Emerging Markets High Dividend Fund (Ticker Symbol: DEM)

WisdomTree Emerging Markets SmallCap Dividend Fund (Ticker Symbol: DGS)

WisdomTree Emerging Markets Quality Dividend Growth Fund (Ticker Symbol: DGRE)

WisdomTree Emerging Markets Multifactor Fund (Ticker Symbol: EMMF)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (Ticker Symbol: XSOE)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 23, 2022

to the currently effective

Statement of Additional Information (the “SAI”) for the Funds

The following information supplements and should be read in conjunction with the Funds’ SAI.

Effectively immediately, the following disclosure is hereby added to the end of the “Capital Controls and Sanctions Risk” description in the “General Risks” section of the SAI:

Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion or otherwise adversely affected by the sanctions. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SAI-0331-0322